UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 5877

Dreyfus Strategic Municipal Bond Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/09

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Strategic Municipal Bond Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
23	Statement of Assets and Liabilities
24	Statement of Operations
25	Statement of Changes in Net Assets
26	Financial Highlights
28	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Additional Information
41	Important Tax Information
42	Proxy Results
43	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
49	Board Members Information
52	Officers of the Fund
57	Officers and Directors
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus
Strategic Municipal Bond Fund, Inc.

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the 12-month period from December 1, 2008, through November 30, 2009.

Evidence has continued to accumulate that the global recession is over and sustained economic recoveries have begun in the United States and worldwide. Central bank liquidity actions, accommodative monetary policies and economic stimulus programs in many different countries succeeded in calming the financial crisis, ending the recession and sparking the beginning of a global expansion.As 2009 draws to a close, economic policy remains stimulative in nearly every country in the world, and we expect these simultaneous stimuli to support a sustained but moderate global expansion in 2010.

The American Recovery and Reinvestment Act of 2009 has had a noticeable impact on the municipal bond market, helping to provide credit stability and aiding supply-and-demand dynamics. In addition, risk premiums have subsided and yield differences have steepened along the bond market’s maturity range.While lower-quality securities had led the broader financial markets’ advance as investors sought bargains in the wake of economic and market turbulence, higher-quality municipal bonds have exhibited improved fundamentals along with solid performance gains year-to-date. Is now a good time to consider allocating within municipal bonds? Talk to your financial advisor, who can help you make that determination and prepare for the challenges and opportunities that lie ahead.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2008, through November 30, 2009, as provided by James Welch, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended November 30, 2009, Dreyfus Strategic Municipal Bond Fund achieved a total return of 25.59% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.462 per share, which reflects a distribution rate of 6.09%.2

Municipal bonds rebounded in 2009 as credit markets healed and investors looked forward to an economic recovery.The fund’s performance was driven by its higher-yielding, corporate-backed holdings, which generally led the market’s advance.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed 10 years. Municipal bonds are classified as general obligation bonds, revenue bonds and notes. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus.

The fund also has issued auction-rate preferred stock (ARPS), which remains outstanding, and has invested the proceeds in a manner consistent with its investment objective.This has the effect of “leveraging” the portfolio, which can increase the fund’s performance potential as well as, depending on market conditions, enhance net asset value losses during times of higher market risk.

Over time, many of the fund’s older, higher-yielding bonds have matured or were redeemed by their issuers. We have attempted to replace those bonds with investments consistent with the fund’s invest-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

ment policies. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually look to sell bonds that are close to their optimal redemption date or maturity. In addition, we conduct credit analysis of the fund’s holdings in an attempt to avoid potential defaults on interest and principal payments.

Municipal Bonds Rallied in Wake of Crisis

In the weeks before the reporting period, the failures of several major financial institutions had sparked a global financial crisis and exacerbated an economic downturn. As the crisis intensified, investors fled longer-term assets, including municipal bonds, in favor of money market funds and U.S.Treasury securities.As a result, many municipal bonds lost value regardless of their fundamental strengths and weaknesses.

Although market turmoil persisted over the opening months of 2009, investor sentiment soon began to improve as investors gained confidence that aggressive measures by the Federal Reserve Board (the “Fed”) and U.S. government would prove effective.The Fed injected massive amounts of liquidity into the banking system and reduced short-term interest rates to an unprecedented low range of between 0% and 0.25%, while Congress enacted the $787 billion American Recovery and Reinvestment Act.

As assets flowed into the municipal bond market, demand was particularly robust for many of the higher-yielding securities that had been severely punished during the downturn. Meanwhile, the supply of newly issued municipal bonds fell when the Buy America Bonds program, part of the economic stimulus package, diverted a substantial portion of new issuance to the taxable bond market.This supply-and-demand dynamic exerted upward pressure on municipal bond prices.

Upgrading the Fund’s Credit Profile

During the reporting period, gains were especially robust among lower-quality holdings from issuers in the airlines, health care and utilities industries. Municipal bonds backed by the states’ settlement of litigation with U.S. tobacco companies also rallied strongly. As these securities reached richer valuations, we sold some of them in favor of higher-quality municipal bonds with stronger liquidity characteristics. At the same time, we attempted to take advantage of historically wide yield differences along the market’s maturity range by focusing more intently on bonds in the 25- to 30-year range.

Finally, the fund’s leveraging strategy benefited from relatively wide differences between floating short-term rates and the fixed rates of longer-term municipal bonds. However, due to challenging liquidity conditions in the auction-rate securities market, in November the fund’s Board of Directors approved a proposal for the fund to redeem up to 25% of its outstanding auction-rate preferred stock over approximately a 12-month period. It is anticipated that, upon any such redemption, the leverage provided by the ARPS would be replaced through the creation of Tender Option bonds.This change is designed to enable the fund’s leveraging strategy to participate in a more liquid market.

Maintaining a Cautious Investment Posture

Despite recent evidence of economic stabilization, many states and municipalities have continued to struggle with mounting budget pres-sures.Therefore, we intend to maintain a conservative investment posture. Over the longer term, however, we believe that rising tax rates, low yields on money market funds and potential changes in credit-rating methodologies may make municipal bonds a particularly attractive asset class.

December 15, 2009

1

Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 31, 2010. Had these expenses not been absorbed, the fund’s return would have been lower.

2

Distribution rate per share is based upon dividends per share paid from net investment income during the period, annualized, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund 5

SELECTED INFORMATION

November 30, 2009 (Unaudited)

Market Price per share November 30, 2009			$7.58
Shares Outstanding November 30, 2009			48,495,729
New York Stock Exchange Ticker Symbol			DSM

MARKET PRICE (NEW YORK STOCK EXCHANGE)
		Fiscal Year Ended November 30, 2009
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
February 28, 2009		May 31, 2009	August 31, 2009	November 30, 2009
High	$6.55	$7.02	$7.44	$7.93
Low	4.87	5.81	6.59	7.19
Close	6.18	6.96	7.44	7.58

PERCENTAGE GAIN (LOSS) based on change in Market Price*
November 22, 1989 (commencement of operations)
through November 30, 2009				192.15%
December 1, 1999 through November 30, 2009				89.67
December 1, 2004 through November 30, 2009				23.51
December 1, 2008 through November 30, 2009				46.74
March 1, 2009 through November 30, 2009				28.80
June 1, 2009 through November 30, 2009				12.40
September 1, 2009 through November 30, 2009				3.45

NET ASSET VALUE PER SHARE
November 22, 1989 (commencement of operations)			$9.32
November 30, 2008			6.76
February 28, 2009			7.01
May 31, 2009			7.50
August 31, 2009			7.73
November 30, 2009			7.93

PERCENTAGE GAIN based on change in Net Asset Value*
November 22, 1989 (commencement of operations)
through November 30, 2009				227.95%
December 1, 1999 through November 30, 2009				78.21
December 1, 2004 through November 30, 2009				23.63
December 1, 2008 through November 30, 2009				25.59
March 1, 2009 through November 30, 2009				18.80
June 1, 2009 through November 30, 2009				9.12
September 1, 2009 through November 30, 2009				4.16

* With dividends reinvested.

STATEMENT OF INVESTMENTS
November 30, 2009

Long-Term Municipal	Coupon	Maturity	Principal
Investments—143.7%	Rate (%)	Date	Amount ($)		Value ($)
Alaska—1.0%
Alaska Housing Finance
Corporation, Single-Family
Residential Mortgage Revenue
(Veterans Mortgage Program)	6.25	6/1/35	3,975,000		3,998,770
Arizona—2.5%
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	7.00	7/1/33	6,010,000		6,469,585
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.50	7/1/26	4,000,000		3,283,720
Arkansas—.5%
Arkansas Development Finance
Authority, SFMR (Mortgage
Backed Securities Program)
(Collateralized: FNMA and GNMA)	6.25	1/1/32	2,015,000		2,109,564
California—18.1%
Beverly Hills Unified School
District, GO	0.00	8/1/30	8,000,000	[a]	2,575,120
California,
GO (Various Purpose)	5.75	4/1/31	7,800,000		7,957,326
California,
GO (Various Purpose)	5.00	11/1/32	2,600,000		2,412,514
California,
GO (Various Purpose)	6.50	4/1/33	5,000,000		5,379,700
California,
GO (Various Purpose)	6.00	11/1/35	5,000,000		5,131,250
California Department of Veteran
Affairs, Home Purchase Revenue	5.20	12/1/28	2,950,000		2,951,386
California Educational Facilities
Authority, Revenue (University
of Southern California)	5.25	10/1/38	5,000,000		5,261,300
California Enterprise Development
Authority, Sewage Facilities
Revenue (Anheuser-Busch Project)	5.30	9/1/47	1,000,000		878,360
California Health Facilities
Financing Authority, Revenue
(Cedars-Sinai Medical Center)
(Prerefunded)	6.25	12/1/09	3,750,000	[b]	3,788,137

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Housing Finance Agency,
Home Mortgage Revenue	5.05	8/1/27	2,500,000		2,291,650
California Pollution Control
Financing Authority, SWDR
(Waste Management, Inc. Project)	5.13	11/1/23	1,500,000		1,423,335
California Statewide Communities
Development Authority,
Environmental Facilities Revenue
(Microgy Holdings Project)	9.00	12/1/38	1,000,000		854,730
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	10,535,000		7,869,118
Los Angeles Department of Water
and Power, Power System Revenue	5.00	7/1/34	2,885,000		2,951,499
Sacramento City Unified School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	7/1/24	5,220,000	[a]	2,285,890
Sacramento County,
Airport System Subordinate and
Passenger Facility Charges
Grant Revenue	6.00	7/1/35	4,000,000		4,284,920
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	2,500,000		2,557,950
Santa Margarita/Dana Point
Authority, Revenue (Santa
Margarita Water District
Improvement Districts
Numbers 2,3 and 4)	5.13	8/1/38	5,000,000		5,071,300
Silicon Valley Tobacco
Securitization Authority,
Tobacco Settlement
Asset-Backed Bonds (Santa
Clara County Tobacco
Securitization Corporation)	0.00	6/1/36	15,290,000	[a]	1,544,443
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.88	1/1/29	2,000,000		2,170,540

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado—3.5%
Colorado Health Facilities
Authority, Revenue (American
Baptist Homes of the Midwest
Obligated Group)	5.90	8/1/37	2,500,000		2,028,525
Colorado Health Facilities
Authority, Revenue (American
Housing Foundation I, Inc.
Project) (Prerefunded)	8.50	12/1/11	1,870,000	[b]	2,130,715
Colorado Housing and Finance
Authority, Single Family
Program Senior and Subordinate
Bonds (Collateralized; FHA)	6.60	8/1/32	1,375,000		1,465,860
Northwest Parkway Public Highway
Authority, Revenue
(Prerefunded)	7.13	6/15/11	7,000,000	[b]	7,814,240
Connecticut—3.6%
Connecticut Development Authority,
PCR (Connecticut Light and
Power Company Project)	5.95	9/1/28	9,000,000		9,001,440
Connecticut Resources Recovery
Authority, Special Obligation
Revenue (American REF-FUEL
Company of Southeastern
Connecticut Project)	6.45	11/15/22	4,985,000		4,883,456
District of Columbia—1.6%
District of Columbia Tobacco
Settlement Financing
Corporation, Tobacco
Settlement Asset-Backed Bonds	0.00	6/15/46 104,040,000		[a]	3,901,500
Metropolitan Washington Airports
Authority, Special Facility
Revenue (Caterair
International Corporation)	10.13	9/1/11	2,100,000		2,071,167
Florida—5.4%
Florida Housing Finance
Corporation, Housing Revenue
(Seminole Ridge Apartments)
(Collateralized; GNMA)	6.00	4/1/41	6,415,000		6,493,135

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group)	5.25	11/15/36	2,875,000		2,686,601
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/26	3,675,000		3,713,955
Orange County Health Facilities
Authority, Revenue (Adventist
Health System) (Prerefunded)	6.25	11/15/12	3,000,000	[b]	3,382,890
Orange County School Board,
COP (Master Lease Purchase
Agreement) (Insured; Assured
Guaranty Municipal Corp.)	5.50	8/1/34	4,500,000		4,643,010
Georgia—4.1%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/28	4,865,000		5,163,419
Atlanta,
Water and Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	11/1/34	3,750,000		3,828,338
Augusta,
Airport Revenue	5.45	1/1/31	2,500,000		2,085,625
Georgia Housing and Finance
Authority, SFMR	5.60	12/1/32	2,060,000		2,066,180
Savannah Economic Development
Authority, EIR (International
Paper Company Project)	6.20	8/1/27	2,670,000		2,633,101
Idaho—.1%
Idaho Housing and Finance
Association, SFMR
(Collateralized; FNMA)	6.35	1/1/30	220,000		220,257
Illinois—1.7%
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.25	10/1/32	1,195,000		1,254,917
Illinois Health Facilities
Authority, Revenue
(Advocate Health Care
Network) (Prerefunded)	6.13	11/15/10	5,000,000	[b]	5,280,000

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Indiana—1.6%
Franklin Township School Building
Corporation, First Mortgage
Bonds (Prerefunded)	6.13	7/15/10	6,000,000	[b]	6,337,620
Kentucky—.3%
Louisville/Jefferson County Metro
Government, Health
Facilities Revenue (Jewish
Hospital and Saint Mary’s
HealthCare, Inc. Project)	6.13	2/1/37	1,000,000		1,028,010
Louisiana—2.5%
Lakeshore Villages Master
Community Development District,
Special Assessment Revenue	5.25	7/1/17	1,987,000		1,638,341
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	4,000,000		4,074,960
West Feliciana Parish,
PCR (Entergy Gulf States Project)	7.00	11/1/15	1,270,000		1,272,362
West Feliciana Parish,
PCR (Entergy Gulf States Project)	6.60	9/1/28	2,545,000		2,546,782
Maryland—1.3%
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (University of
Maryland, Baltimore Project)	5.75	10/1/33	2,550,000		1,738,080
Maryland Industrial Development
Financing Authority, EDR
(Medical Waste Associates
Limited Partnership Facility)	8.75	11/15/10	3,710,000		3,382,593
Massachusetts—7.2%
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; Assured
Guaranty Municipal Corp.)	6.13	1/1/22	8,000,000		8,584,480
Massachusetts Health and
Educational Facilities Authority,
Revenue (Civic Investments
Issue) (Prerefunded)	9.00	12/15/12	1,900,000	[b]	2,276,675

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.75	7/1/32	115,000	118,154
Massachusetts Health and
Educational Facilities
Authority, Revenue (Suffolk
University Issue)	6.25	7/1/30	5,000,000	5,257,200
Massachusetts Housing Finance
Agency, Housing Revenue	7.00	12/1/38	5,000,000	5,541,900
Massachusetts Housing Finance
Agency, SFHR	5.00	12/1/31	6,000,000	5,913,360
Michigan—6.4%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	3,500,000	4,133,395
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	4,000,000	3,290,160
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	7,720,000	6,736,626
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	8.00	9/1/29	5,000,000	5,847,150
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne County
Airport) (Insured; National
Public Finance Guarantee Corp.)	5.00	12/1/34	5,500,000	4,539,975
Minnesota—.3%
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/35	1,105,000	977,152
Mississippi—1.1%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.90	5/1/22	4,260,000	4,235,335

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Missouri—1.4%
Missouri Health and Educational
Facilities Authority, Health Facilities
Revenue (BJC Health System)	5.25	5/15/32	5,525,000		5,571,742
Nevada—3.4%
Clark County,
IDR (Nevada Power
Company Project)	5.60	10/1/30	5,500,000		5,032,390
Washoe County,
GO Convention Center Revenue
(Reno-Sparks Convention and
Visitors Authority) (Insured;
Assured Guaranty Municipal
Corp.) (Prerefunded)	6.40	1/1/10	8,000,000	[b]	8,042,080
New Hampshire—3.7%
New Hampshire Business Finance
Authority, PCR (Public Service
Company of New Hampshire
Project) (Insured; National
Public Finance Guarantee Corp.)	6.00	5/1/21	2,690,000		2,732,045
New Hampshire Business Finance
Authority, PCR (Public Service
Company of New Hampshire
Project) (Insured; National
Public Finance Guarantee Corp.)	6.00	5/1/21	6,000,000		6,093,780
New Hampshire Industrial
Development Authority, PCR
(Connecticut Light and Power
Company Project)	5.90	11/1/16	5,400,000		5,406,048
New Jersey—6.0%
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.50	12/15/29	5,000,000		5,445,000
New Jersey Economic Development
Authority, Special Facility
Revenue (Continental
Airlines, Inc. Project)	6.25	9/15/19	2,620,000		2,338,507
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.70	10/1/39	3,000,000		2,933,670

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/29	250,000		186,283
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.00	6/1/13	10,095,000	[b]	12,092,901
New York—8.7%
Austin Trust
(Port Authority of New York
and New Jersey, Consolidated
Bonds, 151st Series)	6.00	9/15/28	10,000,000	[c,d]	10,769,600
Long Island Power Authority,
Electric System General Revenue	6.25	4/1/33	3,000,000		3,440,760
Metropolitan Transportation
Authority, Transportation Revenue	6.25	11/15/23	8,425,000		9,720,260
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	7.75	8/1/31	5,000,000		4,705,600
New York State Dormitory
Authority, Revenue
(Marymount Manhattan
College) (Insured; Radian)	6.25	7/1/29	4,000,000		4,034,480
New York State Dormitory
Authority, Revenue (Suffolk
County Judicial Facility)	9.50	4/15/14	605,000		789,640
North Carolina—1.3%
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Prerefunded)	6.70	1/1/10	2,500,000	[b]	2,538,625
North Carolina Housing Finance
Agency, Home Ownership Revenue	5.88	7/1/31	2,365,000		2,366,159
Ohio—2.5%
Cuyahoga County,
Hospital Facilities Revenue
(UHHS/CSAHS-Cuyahoga, Inc. and
CSAHS/UHHS-Canton, Inc. Project)	7.50	1/1/30	3,500,000		3,558,485

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio (continued)
Ohio Air Quality Development
Authority, Air Quality Revenue
(Ohio Valley Electric
Corporation Project)	5.63	10/1/19	4,200,000		4,218,858
Port of Greater Cincinnati
Development Authority, Tax
Increment Development Revenue
(Fairfax Village Red Bank
Infrastructure Project)	5.63	2/1/36	2,530,000		1,782,815
Oregon—.4%
Warm Springs Reservation
Confederated Tribes,
Hydroelectric Revenue (Pelton
Round Butte Project)	6.38	11/1/33	1,500,000		1,500,225
Rhode Island—1.5%
Rhode Island Health and
Educational Building Corporation,
Hospital Financing Revenue
(Lifespan Obligated Group Issue)
(Insured; Assured Guaranty
Municipal Corp.)	7.00	5/15/39	5,000,000		5,595,750
South Carolina—1.9%
Greenville Hospital System,
Hospital Facilities Revenue
(Insured; AMBAC)	5.50	5/1/26	7,000,000		7,124,740
Tennessee—4.7%
Johnson City Health and Educational
Facilities Board, Hospital First
Mortgage Revenue (Mountain States
Health Alliance) (Prerefunded)	7.50	7/1/12	2,000,000	[b]	2,272,140
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance) (Prerefunded)	7.50	7/1/12	4,875,000	[b]	5,538,341
Memphis Center City Revenue
Finance Corporation, Sports
Facility Revenue (Memphis
Redbirds Baseball
Foundation Project)	6.50	9/1/28	6,000,000	[e]	2,791,020

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Tennessee (continued)
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, Revenue
(The Vanderbilt University)	5.50	10/1/29	2,500,000		2,820,775
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, Revenue (The
Vanderbilt University)	5.50	10/1/34	3,000,000		3,284,820
Tennessee Housing Development
Agency, Homeownership
Program Revenue	6.00	1/1/28	1,220,000		1,243,180
Texas—26.1%
Brazos River Authority,
PCR (TXU Electric
Company Project)	8.25	5/1/33	1,750,000	[d]	1,076,635
Brazos River Harbor Navigation
District, Revenue (The Dow
Chemical Company Project)	5.13	5/15/33	2,000,000		1,768,560
Dallas-Fort Worth International
Airport Facility Improvement
Corporation, Revenue
(Learjet Inc. Project)	6.15	1/1/16	3,000,000		2,905,350
Gregg County Health Facilities
Development Corporation, HR
(Good Shepherd Medical Center
Project) (Insured; Radian)
(Prerefunded)	6.38	10/1/10	2,500,000	[b]	2,637,775
Gulf Coast Industrial Development
Authority, Environmental
Facilities Revenue (Microgy
Holdings Project)	7.00	12/1/36	3,750,000		1,893,562
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann
Healthcare System)	7.25	12/1/35	9,290,000		10,369,312

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann Healthcare
System) (Prerefunded)	6.38	6/1/11	7,000,000	[b]	7,672,700
Harris County Hospital District,
Senior Lien Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.25	2/15/42	5,000,000		4,654,800
Harris County-Houston Sports
Authority, Third Lien
Revenue (Insured;
National Public Finance
Guarantee Corp.)	0.00	11/15/31	9,685,000	[a]	1,570,035
Houston,
Combined Utility System First
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	6.00	11/15/36	5,000,000		5,684,300
Matagorda County Navigation
District Number One, Revenue
(Houston Lighting and
Power Company Project)
(Insured; AMBAC)	5.13	11/1/28	4,295,000		4,039,533
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	14,705,000		15,380,695
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	6,650,000		6,696,617
Sabine River Authority,
PCR (TXU Electric
Company Project)	6.45	6/1/21	4,900,000		2,675,645
Texas
(Veterans’ Land)	6.00	12/1/30	3,935,000		3,962,309
Texas,
GO (Veterans Housing
Assistance Program)
(Collateralized; FHA)	6.10	6/1/31	8,510,000		8,515,021

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Texas Department of Housing and
Community Affairs, Home
Mortgage Revenue (Collateralized:
FHLMC, FNMA and GNMA)	12.81	7/2/24	850,000	[f]	975,469
Texas Department of Housing and
Community Affairs, Residential
Mortgage Revenue
(Collateralized: FHLMC,
FNMA and GNMA)	5.35	7/1/33	5,035,000		5,054,032
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.25	8/15/42	5,375,000		5,070,775
Tomball Hospital Authority,
Revenue (Tomball
Regional Hospital)	6.00	7/1/25	4,650,000		4,393,553
Willacy County Local Government
Corporation, Project Revenue	6.88	9/1/28	3,910,000		3,140,512
Virginia—6.7%
Henrico County Industrial
Development Authority, Revenue
(Bon Secours Health System)
(Insured; Assured Guaranty
Municipal Corp.)	11.14	8/23/27	7,350,000	[f]	8,202,674
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	6.25	7/1/31	5,250,000		5,688,060
Virginia Housing Development
Authority, Rental Housing Revenue	6.20	8/1/24	8,520,000		8,594,124
Washington County Industrial
Development Authority, HR
(Mountain States Health Alliance)	7.75	7/1/38	3,000,000		3,412,980

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington—1.7%
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	6,000,000		6,469,380
Wisconsin—7.2%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/27	6,455,000		6,993,605
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.00	6/1/12	14,570,000	[b]	16,666,040
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	6.40	4/15/33	4,000,000		4,071,040
U.S. Related—3.7%
Government of Guam,
GO	7.00	11/15/39	1,500,000		1,544,325
Puerto Rico Commonwealth,
Public Improvement GO	5.50	7/1/32	1,500,000		1,460,220
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	10,000,000		10,272,100
Virgin Islands Public Finance Authority,
Revenue (Virgin Islands Matching
Fund Loan Notes) (Senior
Lien/Capital Projects)	5.00	10/1/39	1,250,000		1,125,100
Total Long-Term Municipal Investments
(cost $558,954,521)					552,328,305

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.5%	Rate (%)	Date	Amount ($)		Value ($)
Idaho—.2%
Idaho Health Facilities Authority,
Revenue (Saint Luke’s Regional
Medical Center Project)
(Insured; Assured Guaranty
Municipal Corp. and Liquidity
Facility; Bank of Montreal)	0.28	12/1/09	700,000	[g]	700,000
New York—1.3%
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.22	12/1/09	5,000,000	[g]	5,000,000
Total Short-Term Municipal Investments
(cost $5,700,000)					5,700,000

Total Investments (cost $564,654,521)			145.2%		558,028,305
Cash and Receivables (Net)			3.2%		12,428,437
Preferred Stock, at redemption value			(48.4%)		(186,000,000)
Net Assets Applicable to Common Shareholders			100.0%		384,456,742

a	Security issued with a zero coupon. Income is recognized through the accretion of discount.
b

These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c	Collateral for floating rate borrowings.
d

Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At November 30, 2009, these securities had a total market value of $11,846,235 or 3.1% of net assets applicable to Common Shareholders.

e	Non-income producing—security in default.
f	Inverse floater security—the interest rate is subject to change periodically.
g	Variable rate demand note—rate shown is the interest rate in effect at November 30, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA State of New York Mortgage Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes

XLCA	XL Capital Assurance

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	28.0
AA		Aa		AA	17.6
A		A		A	23.0
BBB		Baa		BBB	15.7
BB		Ba		BB	3.8
B		B		B	3.9
F1		MIG1/P1		SP1/A1	1.0
Not Rated[h]		Not Rated[h]		Not Rated[h]	7.0
					100.0

† Based on total investments. h Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	564,654,521	558,028,305
Cash		7,628,243
Interest receivable		10,302,128
Prepaid expenses		7,577
		575,966,253
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		309,278
Payable for floating rate notes issued—Note 3		5,000,000
Interest and expense payable related
to floating rate notes issued—Note 3		9,297
Dividends payable to Preferred Shareholders		9,191
Commissions payable		8,763
Accrued expenses		172,982
		5,509,511
Auction Preferred Stock, Series A, B and C, par value
$.001 per share (7,440 shares issued and outstanding
at $25,000 per share liquidation value)—Note 1		186,000,000
Net Assets applicable to Common Shareholders ($)		384,456,742
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(48,495,729 shares issued and outstanding)		48,496
Paid-in capital		435,916,679
Accumulated undistributed investment income—net		7,822,215
Accumulated net realized gain (loss) on investments		(52,704,432)
Accumulated net unrealized appreciation
(depreciation) on investments		(6,626,216)
Net Assets applicable to Common Shareholders ($)		384,456,742
Common Shares Outstanding
(110 million shares of $.001 par value Common Stock authorized)		48,495,729
Net Asset Value, per share of Common Stock ($)		7.93

See notes to financial statements.

The Fund 23

STATEMENT OF OPERATIONS
Year Ended November 30, 2009

Investment Income ($):
Interest Income	35,126,300
Expenses:
Investment advisory fee—Note 2(a)	2,710,154
Administration fee—Note 2(a)	1,355,077
Commission fees—Note 1	363,412
Professional fees	110,390
Shareholders’ reports	71,296
Registration fees	58,770
Directors’ fees and expenses—Note 2(b)	53,402
Interest and expense related to floating rate notes issued—Note 3	52,509
Shareholder servicing costs	28,309
Custodian fees—Note 2(a)	2,276
Miscellaneous	57,575
Total Expenses	4,863,170
Less—reduction in investment advisory fee
due to undertaking—Note 2(a)	(542,031)
Net Expenses	4,321,139
Investment Income—Net	30,805,161
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(18,127,310)
Net unrealized appreciation (depreciation) on investments	67,544,835
Net Realized and Unrealized Gain (Loss) on Investments	49,417,525
Dividends to Preferred Shareholders	(1,239,771)
Net Increase in Net Assets Resulting from Operations	78,982,915

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2009	2008
Operations ($):
Investment income—net	30,805,161	30,793,126
Net realized gain (loss) on investments	(18,127,310)	(7,617,070)
Net unrealized appreciation
(depreciation) on investments	67,544,835	(83,043,081)
Dividends to Preferred Shareholders	(1,239,771)	(6,735,329)
Net Increase (Decrease) in Net Assets
Resulting from Operations	78,982,915	(66,602,354)
Dividends to Common Shareholders from ($):
Investment income—net	(22,405,028)	(22,696,002)
Total Increase (Decrease) in Net Assets	56,577,887	(89,298,356)
Net Assets ($):
Beginning of Period	327,878,855	417,177,211
End of Period	384,456,742	327,878,855
Undistributed investment income—net	7,822,215	867,628

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements, with respect to common stock and market price data for the fund’s common shares.

		Year Ended November 30,
	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	6.76	8.60	9.21	8.88	8.79
Investment Operations:
Investment income—net[a]	.64	.63	.62	.64	.63
Net realized and unrealized
gain (loss) on investments	1.02	(1.86)	(.59)	.34	.13
Dividends to Preferred Shareholders
from investment income—net	(.03)	(.14)	(.14)	(.13)	(.08)
Total from Investment Operations	1.63	(1.37)	(.11)	.85	.68
Distributions to Common Shareholders:
Dividends from investment income—net	(.46)	(.47)	(.50)	(.52)	(.59)
Net asset value, end of period	7.93	6.76	8.60	9.21	8.88
Market value, end of period	7.58	5.53	7.77	9.29	8.16
Total Return (%)[b]	46.74	(24.12)	(1.17)	9.94	3.78

		Year Ended November 30,
	2009	2008	2007	2006	2005
Ratios/Supplemental Data (%):
Ratio of total expenses to average net
assets applicable to Common Stock[c]	1.37	1.44	1.43	1.38	1.26
Ratio of net expenses to average net
assets applicable to Common Stock[c]	1.21	1.30	1.28	1.24	1.12
Ratio of interest and expense related
to floating rate notes issued to average
net assets applicable to Common Stock	.01	.12	.17	.12	.05
Ratio of net investment income to average
net assets applicable to Common Stock[c]	8.65	7.89	7.01	7.16	6.98
Ratio of total expenses
to total average net assets[c]	.90	.98	1.00	.97	.88
Ratio of net expenses
to total average net assets[c]	.80	.88	.90	.87	.78
Ratio of interest and expense related
to floating rate notes issued
to total average net assets	.01	.08	.12	.09	.04
Ratio of net investment income
to total average net assets[c]	5.68	5.34	4.90	5.01	4.88
Portfolio Turnover Rate	31.59	53.01	55.89	57.12	44.20
Asset coverage of Preferred Stock,
end of period	307	276	324	339	330
Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	384,457	327,879	417,177	444,599	428,466
Preferred Stock outstanding,
end of period ($ x 1,000)	186,000	186,000	186,000	186,000	186,000

a	Based on average common shares outstanding at each month end.
b	Calculated based on market value.
c	Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.

The Fund 27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. PFPC Global Fund Services (“PFPC”), a subsidiary of PNC Bank (“PNC”), serves as the fund’s transfer agent, dividend-paying agent, registrar and plan agent.The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DSM.

The fund has outstanding 2,480 shares of Series A, Series B and Series C for a total of 7,440 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche BankTrust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25%, of the purchase price of the shares of APS. On November 9, 2009, the Board of Directors authorized the fund to redeem up to 25% of the fund's APS, subject to market, regulatory and other conditions and factors, over a period of up to twelve months.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin A. Melvin and John E. Zuccotti as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securi-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

ties) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	558,028,305	—	558,028,305

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, as an expense offset in the Statement of Operations.

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.

On November 9, 2009, the Board of Directors declared a cash dividend of $0.045 per share from investment income-net, payable on December 31, 2009 to Common Shareholders of record as of the close of business on December 3, 2009.This represents an increase of $0.0065 per share from the previous dividend.

(d) Dividends to Shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of November 30, 2009, for each Series of APS were as follows: Series A -.457%, Series B-.442% and Series C-.457%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received.The average dividend rates for the period ended November 30, 2009 for each Series of APS were as follows: Series A-.666%, Series B-.665% and Series C-.668%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended November 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $8,269,301, accumulated capital losses $52,897,603 and unrealized depreciation $6,433,045.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2009. If not applied, $9,253,314 of the carryover expires in fiscal 2010, $5,474,907 expires in fiscal 2011, $10,957,023 expires in fiscal 2012, $1,427,978 expires in fiscal 2015, $5,522,686 expires in fiscal 2016 and $20,261,695 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2009 and November 30, 2008 were as follows: tax exempt income $23,539,431 and $29,424,853 and ordinary income $105,368 and $6,478, respectively.

During the period ended November 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $205,775, increased accumulated net realized gain (loss) on investments by $528,298 and decreased paid-in capital by $322,523. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .50% of the value of the fund’s average weekly net

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

assets (including net assets representing auction preferred stock outstanding). The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with PFPC. The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding). Out-of pocket transfer agency and custody expenses, including custody transaction expenses, are paid separately by the fund.

Dreyfus has agreed from December 1, 2008 through May 31, 2010, to waive receipt of a portion of the fund’s investment advisory fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding). The reduction in investment advisory fee, pursuant to the undertaking, amounted to $542,031 during the period ended November 30, 2009.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2009, the fund was charged $2,276 for out-of-pocket and custody transaction expenses, pursuant to the custody agreement.

During the period ended November 30, 2009, the fund was charged $6,539 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $351,028, custodian fees $600 and chief compliance officer fees $4,454, which are offset against an expense reimbursement currently in effect in the amount of $46,804.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2009, amounted to $179,682,994 and $167,345,633, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended November 30, 2009. These disclosures did not impact the notes to the financial statements.

Inverse Floater Securities: The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the inverse floater structure during the period ended November 30, 2009, was approximately $5,000,000, with related weighted average annualized interest rate of 1.05%.

At November 30, 2009, the cost of investments for federal income tax purposes was $559,461,350; accordingly, accumulated net unrealized depreciation on investments was $6,433,045, consisting of $27,886,138 gross unrealized appreciation and $34,319,183 gross unrealized depreciation.

NOTE 4—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through January 27, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following:

On December 30, 2009, the Board of Directors declared a cash dividend of $0.045 per share from investment income-net, payable to shareholders of record as of the close of business on January 15, 2010.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Strategic Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipal Bond Fund, Inc., including the statement of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipal Bond Fund, Inc. at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a holder of the Common Stock (“Common Shareholder”) who has fund shares registered in his name will have all dividends and distributions reinvested automatically by PFPC Global Fund Services, as Plan agent (the “Agent”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market.A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be by direct mail to PFPC Global Fund Services, Attention: Closed-End Funds, Post Office Box 8030, Boston, Massachusetts 02266, or by telephone at 1-800-331-1710, and should include the shareholder’s name and address as they appear on the Agent’s records. Elections received by the Agent will be effective only if received prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the

Agent in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution.The Plan also may be amended or terminated by the Agent on at least 90 days’written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.The fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests

The Fund 39

ADDITIONAL INFORMATION (Unaudited) (continued)

the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on preferred dividends, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

For the period ended November 30, 2009, there were: (i) no material changes in the fund’s investment objectives or policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no changes in the person primarily responsible for the day-to-day management of the fund’s portfolio.

Certifications

The fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that, as of July 16, 2009, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards.The fund’s reports to the SEC on Form N-CSR contain certifications by the fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the 1940 Act, including certifications regarding the quality of the fund’s disclosures in such reports and certifications regarding the fund’s disclosure controls and procedures and internal control over financial reporting.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2009 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $105,368 that is being designated as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2009 calendar year on Form 1099-DIV and their portion of the fund’s exempt-interest dividends paid for the 2009 calendar year on Form 1099-INT, both which will be mailed in early 2010.

The Fund 41

PROXY RESULTS (Unaudited)

Holders of Common Stock and holders of APS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on June 18, 2009.

		Shares
	For		Authority Withheld
To elect four Class I Directors:†
Joseph S. DiMartino	39,218,441		2,034,246
William Hodding Carter III	38,810,752		2,446,593
Joni Evans	39,025,721		2,231,624
Richard C. Leone	39,276,375		1,980,970

† The terms of these Class I Directors expire in 2012.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a Meeting of the fund’s Board of Directors held on November 9-10, 2009, the Board considered the re-approval for an annual period of the fund’s Investment Advisory Agreement, pursuant to which the Manager provides the fund with investment advisory services, and the fund’s separate Administration Agreement, pursuant to which the Manager provides the fund with administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Investment Advisory Agreement and Administration Agreement.The Manager’s representatives noted the fund’s closed-end structure, the relationships the Manager has with various intermediaries, the different needs of each intermediary, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to fund shareholders.The Board noted the fund’s asset size and considered that a closed-end fund is not subject to the inflows and outflows of assets as an open-end fund would be that would increase or decrease its asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

The Fund 43

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Investment Advisory Fee and Administration Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing the fund’s total investment advisory fee and administration fee and expense ratio with a group of comparable “leveraged” funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance on a net asset value and market price basis, as well as comparisons of total return performance for various periods ended September 30, 2009 and yield performance for one-year periods ended September 30th for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.The Manager also provided a comparison of the fund’s total return at net asset value to the fund’s Lipper category average return for each of the past 10 calendar years.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended September 30, 2009. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s total contractual investment advisory fee and administration fee (based on net assets attributable to common shares only) was higher than the Expense Group median and that the fund’s actual total investment advisory fee and administrative fee (based on net assets attributable to common and leveraged shares and to common shares only) was higher than the respective Expense Group and Expense

Universe medians.The Board also noted that the fund’s total expense ratio (also based on net assets attributable to common and leveraged shares and to common shares only) was lower than the respective Expense Group and Expense Universe medians.The Board noted the undertaking in effect by the Manager over the past year to waive receipt of .10% of the fund’s investment advisory fee and the Manager’s commitment to continue such undertaking through May 31, 2010.

With respect to the fund’s total return performance on a net asset value basis, the Board noted that the fund’s total returns were variously higher and lower than the Performance Group median for each reported time period up to 10 years.The Board noted that while the fund achieved a fourth quartile (the first quartile being the highest performance ranking group) total return ranking for the reported 1 year period, the fund achieved second or third quartile total return rankings for each longer term time period up to 10 years.The Board further noted that the fund’s total returns were lower than the Performance Universe median for each reported time period up to 10 years.With respect to the fund’s total return performance on a market price basis, the Board noted that the fund achieved total return results that were lower than the Performance Group and Performance Universe medians for each reported time period up to 10 years. The Board further noted that the fund’s total return (on a net asset value basis) was higher than the fund’s Lipper category average return for 6 of the past 10 calendar years (lower in 4 of the 10 years).

With respect to the fund’s yield performance, on a net asset value basis, the Board noted that the fund’s 1-year yields for the past 10 annual periods were higher than the Performance Group and Performance Universe medians for 9 of the past 10 annual periods (lower in 1 of the 10 years). On a market price basis, the Board noted that the fund’s 1-year yields for the past 10 annual periods were at or higher than the Performance Group median for 8 of the past 10 annual periods (lower in 2 of the 10 years) and higher than the Performance Universe median for 7 of the past 10 annual periods (lower in 3 of the 10 years).

The Fund 45

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board received a presentation from the fund’s portfolio manager on the fund’s investment decision-making process and strategy over the past year, and the material factors that affected the fund’s relative total return performance on a net asset value basis over the past year. The Board also noted the fund’s stronger relative total return performance record in previous years and the portfolio manager’s long-term track record in managing municipal bond funds generally, including closed-end funds, and the fund’s consistently strong yield performance results.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by investment companies managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”). It was noted that each Similar Fund also was a closed-end fund, for which similar services to be provided by the Manager are required.The Board members analyzed differences in fees paid to the Manager and discussed the relationship of the management fees in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.The Manager’s representatives noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager for the fund and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of a fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the extent to which economies of scale would be realized if the fund grows, and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Investment Advisory and Administration Agreements bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and the fund’s overall performance and generally superior service levels provided. The Board also noted the Manager’s waiver of receipt of a portion of the investment advisory fee over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Investment Advisory Agreement and Administration Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

• The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate.

The Fund 47

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board was satisfied with the fund’s competitive yield perfor- mance and the portfolio manager’s overall experience and expertise in managing closed-end municipal bond funds. The Board also noted the portfolio strategy that impacted the fund’s relative total return performance over the past year and the portfolio manager’s expectations for improvement.

  The Board concluded that the total investment advisory fee and administration fee paid to the Manager by the fund was reasonable in light of the services provided, comparative performance and expense and management fee information, including the Manager’s undertaking to waive receipt of 0.10% of the fund’s investment advisory fee through May 31, 2010, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Investment Advisory Agreement and Administration Agreement for a shorter six-month period, through May 31, 2010, noting that the six-month re-approval period offered the Board an opportunity to re-assess the fund’s current portfolio strategy and the impact on relative total return performance.

The Fund 55

NOTES

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,088 in 2008 and $37,830 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $29,474 in 2008 and $5,276 in 2009. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (ii) agreed upon procedures in evaluating compliance by the fund with provisions of the Fund’s articles supplementary, creating the series of action rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,273 in 2008 and $3,576 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $226 in 2008 and $149 in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $9,452,922 in 2008 and $26,086,988 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, consisting of the following members: Richard C. Leone, Joseph S. DiMartino, David W. Burke, Hodding Carter III, Gordon J. Davis, Joni Evans, Arnold S. Hiatt, Ehud Houminer, Hans C. Mautner, Robin A. Melvin, Burton N. Wallack, and John E. Zuccotti.

Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of February 1, 2010, the date of the filing of this report:

James Welch manages the Registrant.

(a) (2) The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

     Portfolio Managers. The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are James Welch, Joseph P. Darcy, Christine Todd, Steven Harvey, Thomas Casey and Daniel Marques. The Manager

also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

     Portfolio Manager Compensation. The portfolio managers' cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Each Fund's portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund. Funding for Standish Mellon Asset Management Company LLC (SMAM) Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company performance. Therefore, all bonus awards are based initially on SMAM's performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to SMAM.

     All portfolio managers are also eligible to participate in the SMAM Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of SMAM (capped at 20% per year). Management has discretion with respect to actual participation.

     Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the Fund’s primary portfolio manager and assets under management in those accounts as of the end of the Fund’s fiscal year:

	Registered
	Investment
Portfolio	Company	Assets	Pooled	Assets	Other	Assets

Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed

James Welch	11	$5.79 billion	0	0	0	0

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund’s fiscal year:

Dollar Range of Registrant
Portfolio Manager	Registrant Name	Shares Beneficially Owned

James Welch	Dreyfus Strategic Municipal Bond	None
Fund, Inc.

     Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

     Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

     Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	January 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	January 19, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	January 19, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)